ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Summary of Accrued Liabilities And Other Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Accrued Liabilities and Other Liabilities [Abstract]
Warranty provision	$ 538	$ 585	$ 330
Accrued expenses	4,613	7,783
Fixed assets creditors	369	182
Others	111	193
Total	$ 5,631	$ 8,743